                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported)            December 23, 1997
                                                             -----------------

                                 FIRST USA BANK
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            (Exact name of registrant as specified in its charter)

            (Originator of The FIRST USA CREDIT CARD MASTER TRUST)



          Delaware                     333-24227                76-0039224
        ------------                 -------------            --------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation or                                  Identification Number)
       organization)

201 North Walnut Street, Wilmington, Delaware                        19801
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(Address of principal executive offices)                           (Zip Code)


                302/594-4117
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Registrant's telephone number, including area code


                                      N/A
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(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

     On December 23, 1997, First USA Bank (the "Bank"), a wholly owned subsidiary of First USA Financial, Inc., which is a wholly owned subsidiary of Banc One Corporation, completed the securitization of approximately $763,253,000 of credit card receivables. The securitization consists of floating rate asset backed certificates, with two classes of publicly traded securities (Class A and Class B) and a separate privately placed class of CIA Certificates.

     Series 1997-10 consists of $700,000,000 Class A Floating Rate, Asset Backed Certificates, and $63,253,000 Class B Floating Rate, Asset Backed Certificates, each of which has an average life of approximately three years. Series 1997-10 also consists of $80,121,000 CIA Certificates exchanged for the Series 1996-E1 Certificates. The CIA Certificates will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of Class A and Class B certificateholders.

     First USA Bank services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits

         (a)   Not applicable

         (b)   Not applicable

         (c)   Exhibits

     1. Underwriting Agreement of First USA Credit Card Master Trust, Series 1997-10, dated as of December 11, 1997, between First USA Bank and Banc One Capital Corporation as Representative of the Underwriters set forth herein.

     99. Series 1997-10 Supplement, dated as of December 23, 1997, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FIRST USA BANK
                                            As Servicer



                                            By:  /s/Tracie H. Klein
                                               ------------------------------
                                                    Tracie H. Klein
                                                    Vice President



Date:  December 31, 1997
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                                 EXHIBIT INDEX

Exhibit No.                         Description                         Page No.
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
    1.      Underwriting Agreement of First USA Credit Card Master
            Trust, Series 1997-10, dated as of December 11, 1997,
            between First USA Bank and Banc One Capital Corporation
            as Representative of the Underwriters set forth herein.


    99. Series 1997-10 Supplement, dated as of December 23, 1997, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, as Transferor and Servicer, and The Bank of New York (Delaware), as
            Trustee

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